CHAIRMAN'S MESSAGE

                                                     September 15, 1995

Dear Shareholder:

We are pleased to bring you the 14th annual report of the Franklin Tax-Exempt Money Fund for the period ended July 31, 1995.

As you know, the Franklin Tax-Exempt Money Fund is a short-term money market fund, intended to provide preservation of capital and easy access to your money. In addition, the fund works to maintain its $1.00 per share value, as it has since its inception in 1980. Please remember, however, that an investment in the fund is neither insured nor guaranteed by the U.S. government, and that there can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

As a Franklin Tax-Exempt Money Fund shareholder, you continue to benefit from convenience, easy access to your money, and a high degree of credit safety. You also enjoy a wide range of services, including free checks, unlimited check-writing for amounts of $100 or more, free wiring privileges, and a toll-free 24-hour automated customer service line.

Furthermore, the Franklin Templeton Group offers over 115 different mutual funds, each having its own investment objective, giving you the opportunity to choose a fund best suited to your financial needs, should your investment objectives change.

We thank you for your continued support of the Franklin Tax-Exempt Money Fund and look forward to serving your needs in the years to come.

Sincerely,


Charles B. Johnson
Chairman
Franklin Tax-Exempt Money Fund



MANAGER'S DISCUSSION


Fund Objective:

To provide a high level of current income consistent with liquidity and preservation of capital. The fund pursues a conservative investment policy by limiting its investments to high quality securities as it seeks to maintain a $1.00 per share net asset value.

The fiscal year ended July 31, 1995, was one of contrasts. The first half of the fiscal period was marked by a steadily growing economy and sharply higher interest rates. In response to this rapid growth and the accompanying threat of inflation, the Federal Reserve Board raised the federal funds rate by one and one-quarter percentage points in the first six months of the reporting period.

Economic growth slowed in the first half of 1995 as the effects of the Fed's tightening actions began to be felt. A variety of economic indicators, including retail, home and auto sales, declined during the first two quarters of 1995. Despite these signs of economic slowdown, robust labor markets, higher corporate earnings and continued tight conditions in the manufacturing sector still warranted inflationary concerns. With this in mind, the Fed raised short-term interest rates once more in February of this year, apparently ending the series of rate increases begun a year earlier.

The economy has slowed considerably since this final rate hike, and to head off further contraction, the Fed lowered the federal funds rate by 25 basis points on July 6, to 5.75% from 6.00%.

Short-term market rates reflected the trends in economic growth over the fund's fiscal year. During the first half of the reporting period, when growth was especially strong, one-year Treasury bill yields rose nearly one and one-half percent-age points to 6.84% on January 31, 1995, from 5.37% on July 31, 1994. By the end of the reporting period, economic growth slowed and the one-year Treasury yield dropped to 5.67%.*

We reduced the fund's weighted average maturity to 28 days on January 31, 1995, from 48 days on July 31, 1994. This enabled us to reinvest the fund's assets more quickly in new securities offering higher yields. As a result, the fund's seven-day effective yield rose to 3.10% on January 31, 1995, from 2.41% on July 31, 1994.

As long-term interest rates began to drop in the second half of the fund's fiscal year, we lengthened the average maturity to lock in higher rates for as long as possible. By July 31, 1995, the fund's average maturity was 47 days and its seven-day effective yield rose to 3.14%. The fund's seven-day annualized yield rose to 3.09% on July 31, 1995, up from 3.06% at the start of the reporting period.



GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


The chart above illustrates that if you are in the maximum federal income tax bracket of 39.6%, you would have to earn almost two percentage points more from a taxable investment to match your fund's tax-free seven-day annualized yield.**

Looking forward, we believe interest rates may drift slightly higher by the end of calendar year 1995; however, we do not feel this will be dramatic. Going forward into 1996 -- an election year -- we believe rates should remain fairly stable. We will continue to invest the fund's assets in first tier securities that are among the highest quality available to money market portfolios. Since the fund's objective is to provide share-holders with a high-quality, conservative investment, we do not invest in leveraged derivatives or other volatile securities.


*Source: Micropal, July 1995 Yield Report


Franklin Tax-Exempt Money Fund
Periods ended July 31, 1995

Seven-day effective yield1................   3.14%
Seven-day annualized yield ...............   3.09%
Taxable equivalent annualized yield2......   5.12%

1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent annualized yield reflects the 1995 maximum federal income tax rate of 39.6%. Annualized and effective yields are for the seven days ended July 31, 1995. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often results in lower yields. Past performance does not guarantee future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases yield to shareholders. Without these reductions, the fund's annualized and effective yields for the period would have been 2.91% and 2.95%, respectively. The fee waiver may be discontinued at any time upon notification of the fund's Board of Directors.

**The fund's dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of the income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


FRANKLIN TAX-EXEMPT MONEY FUND

Statement of Investments in Securities and Net Assets, July 31, 1995


    Face                                                                                                Value
   Amount                                                                                             (Note 1)
               Investments  99.0%
               Arizona  2.4 %
 $  100,000  a Apache County IDA, IDR, Tucson Electric Power, Springerville Project, Weekly
                VRDN and Put, 4.00%, 12/15/18 ...................................................       $100,000
    400,000  a Maricopa County IDA, Hospital Facilities Revenue, Samaritan Health Services
                Hospital, Series B-2, MBIA Insured, Daily VRDN and Put, 3.90%, 12/01/08 .........        400,000
    300,000  a Maricopa County IDAR, Refunding, Royal Oaks Sun City Project, Weekly VRDN
                and Put, 4.10%, 09/01/02 ........................................................        300,000
             a Maricopa County PCC, PCR, Refunding, Arizona Public Services Co.,

  1,200,000        Series D, Daily VRDN and Put, 3.75%, 05/01/29 ................................      1,200,000
    600,000        Series E, Daily VRDN and Put, 3.90%, 05/01/29 ................................        600,000
    500,000  b Maricopa County UHSD No. 210, Phoenix, GO, Series A, 3.75%, 07/01/96 .............        500,000
  1,000,000  a Pinal County, IDA, PCR, Magma-Copper Newmont Mining Corp., Daily VRDN
                and Put, 3.85%, 12/01/09 ........................................................      1,000,000
                                                                                                      -----------
                                                                                                       4,100,000
                                                                                                      -----------
               Arkansas  1.2%
  2,000,000  a University of Arkansas Revenue, Weekly VRDN and Put, 3.90%, 12/01/19 .............      2,000,000
                                                                                                      -----------
               California  12.9%
             a California Health Facilities Financing Authority Revenue,
    300,000        Catholic Health Care, Series B, MBIA Insured, Weekly VRDN and Put, 3.65%,
                    07/01/16 ....................................................................        300,000
    100,000        Sutter Health, Series A, Daily VRDN and Put, 3.75%, 03/01/20 .................        100,000
               California PCFA, PCR,
  1,000,000        Refunding, Pacific Gas and Electric, TECP, 3.60%, 10/17/95 ...................      1,000,000
    900,000     a  Refunding, Shell Oil Co. Project, Series B, Daily VRDN and Put, 3.75%, 11/01/00       900,000
  2,100,000     a  Refunding, Shell Oil Co. Project, Series C, Daily VRDN and Put, 3.75%, 10/01/11     2,100,000
  1,100,000     a  Southern California Edison Co., Series A, Daily VRDN and Put, 4.15%, 02/28/08       1,100,000
    200,000     a  Southern California Edison Co., Series B, Daily VRDN and Put, 4.15%, 02/28/08         200,000
  4,000,000     a  Southern California Edison Co., Series D, Daily VRDN and Put, 4.15%, 02/28/08       4,000,000
  1,000,000  a California PCFA, Solid Waste Disposal Revenue, Taormina Industries Project,
                Series B, Weekly VRDN and Put, 3.80%, 08/01/14 ..................................      1,000,000
  7,700,000    California State RAW, Series C, 5.75%, 04/25/96 ..................................      7,815,080
  1,000,000    East Bay MUD, TECP, 3.60%, 09/11/95 ..............................................      1,000,000
    600,000  a Los Angeles MFHR, Mariposa Gardens Project, Series H, Weekly VRDN and Put,
               3.80%, 09/01/15 ..................................................................        600,000
  2,200,000    Sacramento MUD, TECP, 3.60%, 09/12/95 ............................................      2,200,000
                                                                                                      -----------
                                                                                                      22,315,080
                                                                                                      -----------
               Colorado  4.0%
  3,000,000    Arapahoe County Capital Improvement, Highway Trust Fund Revenue, E-470,
                Project Series I, Optional Put 08/31/95, 4.45%, 08/31/26 ........................      3,000,000
               Colorado (cont.)
             a Colorado Health Facilities Authority Revenue,
 $  200,000        Boulder Community Hospital Project, Series B, MBIA Insured, Weekly VRDN
                     and Put, 3.80%, 10/01/14....................................................     $  200,000
    300,000        Boulder Community Hospital Project, Series C, MBIA Insured, Weekly VRDN
                     and Put, 3.80%, 10/01/14 ...................................................        300,000
  1,820,000  a Englewood MFR, Marks Project, Series A, Weekly VRDN and Put, 3.90%, 12/15/97......      1,820,000
  1,550,000  a Pitkin County MFR, Centennial Aspen Project, Weekly VRDN and Put, 3.9541%,
                04/01/07.........................................................................      1,550,000
                                                                                                      -----------
                                                                                                       6,870,000
                                                                                                      -----------

               Connecticut  .3%
    500,000  a Connecticut GO, State Economic Recreation Notes, Series B, Weekly VRDN and
                Put, 3.75%, 06/01/96 ............................................................        500,000
                                                                                                      -----------

               Florida  4.7%
  1,435,000  a Brevard County HFA, MFHR, EKS, Inc. Project, Weekly VRDN and Put, 3.90%,
                01/01/15 ........................................................................      1,435,000
    200,000  a Florida HFA, MF, Sun Point Cove Apartments, Weekly VRDN and Put, 3.90%, 12/01/07..        200,000
  1,900,000  a Okaloosa County Revenue, Gulf Coast Treatment Center, Weekly VRDN and Put,
                3.90%, 11/01/14 .................................................................      1,900,000
    200,000  a Orange County HFAR, Refunding, MF, Smokewood/Sun, Series A, Weekly VRDN
                and Put, 3.80%, 12/01/22 ........................................................        200,000
  4,000,000    Sunshine State Governmental Financing Commission Revenue, TECP, 3.80%,
                08/01/95 ........................................................................      4,000,000
    450,000  a Volusia County HFA, MFHR, Sun Pointe Apartments Project, Series H, Weekly
                VRDN and Put, 3.90%, 12/01/05 ...... ............................................        450,000
                                                                                                      -----------
                                                                                                       8,185,000
                                                                                                      -----------

               Georgia  5.3%
  2,000,000  a De Kalb County Hospital Authority Revenue Anticipation Certificates, De Kalb
                Medical Center Project, Weekly VRDN and Put, 3.85%, 09/01/09 ....................      2,000,000
             a De Kalb County Housing Authority MFHR,
    300,000        Columbia on Clairmont Project, Series H, Weekly VRDN and Put, 3.90%, 08/01/05.        300,000
    100,000        Wood Brook Project, Series J, Weekly VRDN and Put, 3.85%, 08/01/07 ...........        100,000
  2,750,000  a Fulton County Housing Authority, MFHR, Refunding, Spring Creek Crossing, Weekly
                VRDN and Put, 3.90%, 10/01/24 ... ...............................................      2,750,000
    500,000    Georgia State GO, Refunding, Series B, 6.60%, 09/01/95 ...........................        500,985
    600,000  a Hapeville IDAR, Hapeville Hotel, Ltd., Daily VRDN and Put, 4.00%, 11/01/15 .......        600,000
  1,000,000  a Macon-Bibb County Hospital Authority Revenue, Medical Center of Central Georgia,
                Weekly VRDN and Put, 3.85%, 04/01/07 .....   ....................................      1,000,000
               Georgia (cont.)
 $2,000,000  a Rockdale County, Hospital Authority Revenue, Anticipation Certificates, Weekly
                VRDN and Put, 3.85%, 10/01/09 ...................................................   $  2,000,000
                                                                                                      -----------
                                                                                                       9,250,985
                                                                                                      -----------

               Hawaii    .3 %
    500,000    Hawaii State Department of Budget and Finance, Special Purpose Mortgage Revenue,
                Kaiser Permanente Medical Care, Series B, Optional Put 09/01/95, 4.40%, 03/01/14         500,000
                                                                                                      -----------

               Illinois  7.8%
  4,200,000  a Chicago GO, Weekly VRDN and Put, 3.85%, 01/01/10 .................................      4,200,000
  1,500,000  a Chicago GO, Tender Notes, Series B, Weekly VRDN and Put, 3.75%, 10/31/95 .........      1,500,000
  2,935,000    City of Chicago, O'Hare International Airport Revenue, General Airport, Second Lien,
                Series B, Optional Put 01/01/96, 3.80%, 01/01/15 ................................      2,935,000
  1,100,000  a Illinois Development Finance Authority Revenue, Refunding, Olin Corp., Series A,
                Daily VRDN and Put, 3.80%, 06/01/04 .............................................      1,100,000
               Illinois Health Facilities Authority Revenue,
    535,000        Franciscan Sisters Health Care, Refunding, Series C, MBIA Insured, 4.30%,
                    09/01/95 ....................................................................        535,000
    300,000     a  Hospital Sisters Services, Series E, MBIA Insured, Weekly VRDN and Put, 3.75%,
                    12/01/14 ....................................................................        300,000
    200,000     a  Palos Community Hospital, Series B, Weekly VRDN and Put, 3.65%, 12/01/15 .....        200,000
  2,800,000  a Lisle MFR, Ashley Lisle Project, Weekly VRDN and Put, 3.75%, 12/15/25 ............      2,800,000
                                                                                                      -----------
                                                                                                      13,570,000
                                                                                                      -----------

               Indiana  .1%
    100,000  a Indianapolis EDR, Edgecomb Metals Co., Weekly VRDN and Put, 3.75%, 12/01/08.......        100,000
                                                                                                      -----------

               Iowa  2.9%
  5,000,000    Iowa School Corps, Aniticipation Certificates, Series A, CGIC Insured, 4.75%, 06/28/96  5,039,278
                                                                                                      -----------

               Louisiana  3.4%
    700,000  a East Baton Rouge Parish, PCR, Georgia Pacific Corp., Weekly VRDN and Put, 3.80%,
                10/01/99 ........................................................................        700,000
    200,000  a Jefferson Parish IDBR, Refunding, George J. Ackel Project, Weekly VRDN and Put,
                3.90%, 12/01/04  ................................................................        200,000
  2,550,000  a Saint Charles Parish, PCR, Shell Oil Co. Project, Weekly VRDN and Put, 3.60%,
                06/01/05 ........................................................................      2,550,000
  1,400,000  a South Louisiana Port Commission, Marine Terminal Facilities Revenue, Refunding,
                Weekly VRDN and Put, 3.90%, 07/01/21 ............................................      1,400,000
  1,100,000  a West Feliciana Parish, PCR, Gulf States Utilities Co., Series D, Daily VRDN and Put,
                3.90%, 12/01/15 .................................................................      1,100,000
                                                                                                      -----------
                                                                                                       5,950,000
                                                                                                      -----------

               Maine  1.2%
 $2,000,000    Maine State TAN, 4.50%, 06/28/96 .................................................   $  2,012,855
                                                                                                      -----------

               Massachusetts  .8%
    200,000  a Massachusetts State GO, Updates Series B, Daily VRDN and Put, 3.75%, 12/01/97 ....        200,000
  1,200,000  a Massachusetts State Health & Educational Facilities Authority Revenue, Harvard
                University, Weekly VRDN and Put, 3.35%, 08/01/17 ................................      1,200,000
                                                                                                      -----------
                                                                                                       1,400,000
                                                                                                      -----------

               Michigan  .6%
  1,000,000  a Grand Rapids Water Supply System Revenue, Refunding, FGIC Insured, Daily VRDN
                and Put, 3.80%, 01/01/20 ........................................................      1,000,000
                                                                                                      -----------

               Minnesota  1.8 %
    524,000  a Austin Commercial Development Revenue, Hy-Vee Food Stores, Monthly VRDN and
                Weekly Put, 3.75%, 12/01/04 .....................................................        524,000
    500,000  a Duluth Tax Increment Revenue, Lake Superior, Weekly VRDN and Put, 3.85%, 09/01/10.        500,000
  2,000,000    Minnesota State GO, 4.90%, 08/01/95 ..............................................      2,000,000
    100,000  a Minnetonka MFHR, Cliffs At Ridgedale, Weekly VRDN and Put, 3.90%, 03/01/09 .......        100,000
                                                                                                      -----------
                                                                                                       3,124,000
                                                                                                      -----------

               Mississippi  .7%
    300,000  a Jackson County PCR, Refunding, Chevron U.S.A., Inc. Project, Daily VRDN and Put,
                3.80%, 06/01/23 .................................................................        300,000
    900,000  a Perry County PCR, Refunding, Leaf River Forest Project, Daily VRDN and Put,
                3.85%, 03/01/02 ....... .........................................................        900,000
                                                                                                      -----------
                                                                                                       1,200,000
                                                                                                      -----------

               Missouri  .8%
  1,100,000  a Kansas City IDA, MFHR, Locarno MF Project, Weekly VRDN and Put, 3.90%, 12/01/15...      1,100,000
    135,000  a Saint Louis County, IDA, IDR, Riverport Association Project, Weekly VRDN and Put,
                3.85%, 12/01/15 .................................................................        135,000
    200,000  a West Plains, IDA, IDR, West Plains Manor Project, Monthly VRDN and Weekly Put,
                4.10%, 11/01/10 .................................... ............................        200,000
                                                                                                      -----------
                                                                                                       1,435,000
                                                                                                      -----------

               Montana  .3 %
    500,000  a Forsythe PCR, Portland General Electric, Series D, Swiss Bank Corp., Weekly VRDN
                and Put, 3.75%, 06/01/13 .................................................. .....        500,000
                                                                                                      -----------
               Nevada  .6 %
  1,000,000  a Clark County, Airport Improvement Revenue, Sub Lien, Series A-1, Weekly VRDN
               and Put, 3.75%, 07/01/25 .........................................................      1,000,000
                                                                                                      -----------
               New York  11.8%
    500,000    Hempstead Town BAN, Series D, 4.50%, 08/17/95 ....................................        500,040
               New York (cont.)
             a New York City GO,
 $  700,000        Subseries B-4, Daily VRDN and Put, 4.25%, 08/15/22 ...........................     $  700,000
  2,100,000        Subseries B-4, Daily VRDN and Put, 3.90%, 08/15/23 ...........................      2,100,000
             a New York City Municipal Water Finance Authority Revenue, Water and Sewer Systems,
    200,000        Series C, FGIC Insured, Daily VRDN and Put, 3.90%, 06/15/22 ..................        200,000
  1,100,000        Series C, FGIC Insured, Daily VRDN and Put, 3.90%, 06/15/23 ..................      1,100,000
  1,800,000        Series G, FGIC Insured, Daily VRDN and Put, 3.80%, 06/15/24 ..................      1,800,000
  3,600,000  a New York State Dormitory Authority Revenue, Metropolitan Museum of Art, Series A,
                Weekly VRDN and Put, 3.60%, 07/01/15 ............................................      3,600,000
             a New York State Energy Research and Development Authority, PCR,
  1,000,000        New York Electric and Gas, Series B, Refunding, Daily VRDN and Put, 3.70%,
                     02/01/29 ...................................................................      1,000,000
    400,000        Niagara-Mohawk Power, Series A, Daily VRDN and Put, 4.30%, 07/01/15 ..........        400,000
             a New York State Local Government Assistance Corp.,
    800,000        Series A, Weekly VRDN and Put, 3.60%, 04/01/22 ...............................        800,000
  3,400,000        Series A, Weekly VRDN and Put, 3.50%, 04/01/23 ...............................      3,400,000
  4,800,000  a Triborough Bridge and Tunnel Authority, Special Obligation, FGIC Insured, Weekly
                VRDN and Put, 3.50%, 01/01/24 ...................................................      4,800,000
                                                                                                      -----------
                                                                                                      20,400,040
                                                                                                      -----------
               North Carolina  1.6%
  2,700,000  a North Carolina Medical Care-Community Hospital Revenue, Pooled Equipment
                Financing Project, MBIA Insured, Weekly VRDN and Put, 3.75%, 12/01/25 ...........      2,700,000
    100,000  a Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.,
                Series A, Weekly VRDN and Put, 3.75%, 05/01/15 ..................................        100,000
                                                                                                      -----------
                                                                                                       2,800,000
                                                                                                      -----------
               Ohio  .6%
  1,000,000  a Columbus GO, Series 1, Weekly VRDN and Put, 3.50%, 06/01/16 ......................      1,000,000
                                                                                                      -----------
               Pennsylvania  1.3%
  1,000,000    Carbon County IDA Recovery Revenue, Panther Creek Apartments, Series A, 3.50%,
                10/04/95.........................................................................      1,000,000
  1,300,000    Venango IDA Recovery Revenue, Scrubgrass Project, TECP, 3.70%, 08/02/95 ..........      1,300,000
                                                                                                      -----------
                                                                                                       2,300,000
                                                                                                      -----------
               Rhode Island  1.7%
  3,000,000    Rhode Island State TAN, 4.50%, 06/28/96 ..........................................      3,022,320
                                                                                                      -----------
               South Carolina  5.0%
  2,500,000  a Abbeyville County IDR, Bibb Co. Project, Weekly VRDN and Put, 3.95%, 10/01/04 ....      2,500,000





               South Carolina (cont.)
 $5,900,000  a Florence County Hospital Revenue, McLeod Regional Medical Center, Series A,
                FGIC Insured, Weekly VRDN and Put, 3.80%, 11/01/15 ..............................    $ 5,900,000
    325,000  a Rock Hill Utility Systems Revenue, FGIC Insured, Weekly VRDN and Put, 3.85%,
                01/01/22 ........................................................................        325,000
                                                                                                      -----------
                                                                                                       8,725,000
                                                                                                      -----------
               Tennessee  1.7%
  1,000,000 a Franklin IDB, MFR, Landings Project, Class B, Weekly VRDN and Put, 3.90%,
               12/01/06..........................................................................      1,000,000
  1,000,000  a Nashville Metropolitan Airport Authority Revenue, Refunding, FGIC Insured, Weekly
                VRDN and Put, 3.75%, 07/01/19 ...................................................      1,000,000
  1,000,000  a Tennessee State GO, BAN, Series B, Weekly VRDN and Put, 3.75%, 05/01/96 ..........      1,000,000
                                                                                                      -----------
                                                                                                       3,000,000
                                                                                                      -----------
               Texas  14.4%
             a Harris County IDC, PCR, Exxon Project,
    300,000        Series A, Daily VRDN and Put, 3.90%, 03/01/24 ................................        300,000
    200,000        Series B, Daily VRDN and Put, 3.90%, 03/01/24 ................................        200,000
  1,600,000    Houston, Series A, TECP, 3.45%, 08/03/95 .........................................      1,600,000
  8,000,000    Lower Colorado River Authority, TECP, 3.30%, 10/02/95 ............................      8,000,000
  1,000,000    Lower Neches Valley Authority PCR, Chevron U.S.A. Inc. Project, Optional Put
                08/16/95, 4.45%, 02/15/17 .......................................................      1,000,000
    950,000  a Montgomery County, IDC, IDR, Series A, Weekly VRDN and Put, 3.90%, 12/01/03 ......        950,000
  1,285,000  a Nueces County Health Facilities Development Corp. Revenue, Driscoll Childrens
                Foundation, Weekly VRDN and Put, 3.90%, 07/01/15 ................................      1,285,000
  2,000,000  a Port Arthur Navigation District, PCR, Star Enterprises Project, Weekly VRDN and
                Put, 3.95%, 04/01/14 ............................................................      2,000,000
  1,300,000  a Red River Authority, PCR, Refunding, Southwestern Public Services Co., Weekly
                VRDN and Daily Put, 3.70%, 07/01/11 .............................................      1,300,000
  3,000,000    San Antonio Water Revenue, TECP, 3.55%, 10/05/95 .................................      3,000,000
  5,400,000    Texas State TRAN, 5.00%, 08/31/95 ................................................      5,403,735
                                                                                                      -----------
                                                                                                      25,038,735
                                                                                                      -----------
               Utah  .4%
    600,000  a Utah State Board of Regents, Student Loan Revenue, Series B, AMBAC Insured,
                Weekly VRDN and Put, 3.80%, 11/01/00 ............................................        600,000
                                                                                                      -----------
               Washington  2.3%
    100,000  a Port Skagit County, IDC Revenue, Hexcel Corp. Project, Weekly VRDN and Put, 4.25%,
                12/01/24 ........................................................................        100,000





               Washington (cont.)
             a Washington State Health Care Facilities Authority Revenue,
 $2,500,000        Sisters Providence, Series B, Daily VRDN and Put, 3.85%, 10/01/05 ............  $   2,500,000
    300,000        Sisters Providence, Series E, Board Purchase Agreement, Daily VRDN and Put,
                    3.85%, 10/01/05   ...........................................................        300,000
  1,000,000  a Washington State Public Power Supply Revenue, Refunding, Nuclear System Project
                No. 3, Series A, Weekly VRDN and Put, 3.85%, 07/01/18 ...........................      1,000,000
                                                                                                      -----------
                                                                                                       3,900,000
                                                                                                      -----------
               Wisconsin  .1%
    100,000  a Milwaukee Housing Authority, MFHR, Yankee Hill Apartments, Weekly VRDN and
                Put, 3.90%, 12/01/09 ............................................................        100,000
                                                                                                      -----------
               Wyoming  6.0%
             a Lincoln County, PCR, Exxon Project,
    800,000        Series B, Daily VRDN and Put, 3.90%, 11/01/14 ................................        800,000
    800,000        Series C, Daily VRDN and Put, 3.90%, 11/01/14 ................................        800,000
  1,400,000  a Platte County PCR, Tri-State G&T, Series A, Daily VRDN and Put, 4.00%, 07/01/14 ..      1,400,000
             a Uinta County PCR, Refunding,
    250,000        Amoco Standard Oil Co., Series A, Annual VRDN, Semi-Annual Put, 4.27%,
                    12/01/12 ....................................................................        250,000
  7,200,000    Refunding, Chevron, Inc. Project, Daily VRDN and Put, 3.80%, 08/15/20 ............      7,200,000
                                                                                                      -----------
                                                                                                      10,450,000
                                                                                                      -----------
               Total Investments (Cost $171,388,294)  99.0%......................................    171,388,294
               Other Assets and Liabilities, Net  1.0%...........................................      1,734,322
                                                                                                      -----------
               Net Assets  100.0%................................................................   $173,122,616
                                                                                                    =============


At July 31, 1995, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.





PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BAN      - Bond Anticipation Notes
CGIC     - Capital Guaranty Insurance Co.
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Agency Revenue
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDC      - Industrial Development Corp.
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFR      - Multi-Family Revenue
MFHR     - Multi-Family Housing Revenue
MUD      - Municipal Utility District
PCC      - Pollution Control Corp.
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
RAW      - Revenue Anticipation Warrants
TAN      - Tax Anticipation Notes
TECP     - Tax-Exempt Commercial Paper
TRAN     - Tax Revenue Anticipation Notes
UHSD     - Union High School District





aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

bSee Note 1(g) regarding securities issued on a when-issued basis.


The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND

Financial Statements

Statement of Assets and Liabilities
July 31, 1995

Assets:
 Investments in securities,
 at value and cost                        $171,388,294
 Cash                                        1,656,452
 Interest receivable                           747,055
                                          ------------
Total assets                               173,791,801
                                          ------------

Liabilities:
 Payables:
Investment securities purchased:
 When-issued basis (Note 1)                    501,927
Dividends to shareholders                       27,209
Management fees                                 80,500
Shareholder servicing costs                     19,624
 Accrued expenses and other liabilities         39,925
                                          ------------
Total liabilities                              669,185
                                          ------------
Net assets (equivalent to $1.00 per
 share based on 173,122,616 shares
 of capital stock outstanding)            $173,122,616
                                          ============




Statement of Operations
for the year ended July 31, 1995





Investment income:
 Interest                                   $6,974,353
Expenses:
 Management fees, net (Note 6)   $742,949
 Shareholder servicing costs
(Note 6)                          237,642
 Reports to shareholders          143,076
 Registration fees                 72,311
 Professional fees                 36,699
 Custodian fees                    20,389
 Directors' fees and expenses      14,704
 Other                             18,358
                             ------------

Total expenses                               1,286,128
                                          ------------

 Net investment income                       5,688,225
Realized loss on investments                    (9,193)
                                          ------------
Net increase in net assets resulting
 from operations                            $5,679,032
                                          ============


Statements of Changes in Net Assets
for the years ended July 31, 1995 and 1994

                             1995            1994
                          -----------      -----------
Increase (decrease) in net assets:
Operations:
 Net investment
 income                    $5,688,225      $ 4,138,176
   Net realized loss
    on investments             (9,193)         --
                          -----------      -----------
 Net increase in net
 assets resulting
 from operations            5,679,032+       4,138,176
Distributions to
 shareholders from
net investment income      (5,679,032)      (4,138,176)
Increase (decrease) in
 net assets from capital
 share transactions
 (Note 3)                 (29,760,192)       9,317,388
                          -----------      -----------
Net increase
 (decrease) in
 net assets               (29,760,192)       9,317,388
Net assets (there is
 no undistributed net
investment income
at beginning or end
of year):
Beginning of
 year                     202,882,808      193,565,420
                          -----------      -----------
End of year              $173,122,616     $202,882,808
                          ===========      ===========








+Distributions were reduced by a net realized loss from security transactions of $9,193.


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-EXEMPT MONEY FUND

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Exempt Money Fund (the Fund) is a no-load, open-end diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITIES VALUATION: Portfolio securities are valued at amortized cost, which approximates value. The Fund must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Fund's portfolio has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and ask prices. The directors have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

B. MUNICIPAL BONDS OR NOTES WITH "PUTS": The Fund has purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put." In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put are deemed to mature on the last day on which the put may be exercised.

C. VARIABLE RATE DEMAND NOTES: The Fund has invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for the purpose of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

D. INCOME TAX: The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

E. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

F. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Net investment income includes income, calculated on an accrual basis, amortization of original issue and market discount or premium, if any, and estimated expenses which are accrued daily. The total available for distributions is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and changes in unrealized portfolio appreciation or depreciation, if any.

Distributions normally are declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above) and are payable to shareholders of record as of the close of business the preceding day. Such distributions are automatically reinvested daily in additional shares of the Fund at net asset value.

G. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying statement of investments in securities and net assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

2. ACQUISITION OF TEMPLETON TAX FREE MONEY FUND

On August 27, 1993, the Fund acquired all of the net assets of Templeton Tax Free Money Fund (the Templeton Money) pursuant to a plan of reorganization approved by the shareholders of the Templeton Money on that date.

The acquisition was accomplished by a tax-free exchange of the Franklin Tax-Exempt Money Fund shares for all the net assets of the Templeton Money, which is accounted for as a pooling-of-interests without restatement for financial reporting purposes.

The selected financial information and shares outstanding immediately before and after the acquisition for the funds were as follows:

                                                                             Net Asset
                                                             Net Assets   Value Per Share  Outstanding
                                                             ----------     ----------      ---------
           Templeton Tax Free Money Fund................    $ 28,904,384      $1.00         28,904,384
           Franklin Tax-Exempt Money Fund...............     162,656,518       1.00        162,656,518
           Combined.....................................     191,560,902       1.00        191,560,902


3. CAPITAL STOCK

At July 31, 1995, there was 5,000,000,000 shares of no par value capital stock authorized and capital paid in aggregated $173,122,616. Transactions in capital stock at $1.00 per share were as follows:
                                                                         Year ended       Year ended
                                                                        July 31, 1995    July 31, 1994
                                                                        -------------    -------------
           Shares sold...............................................   $152,256,266     $174,818,597
           Shares issued in connection with acquisition (Note 2).....             --       28,904,384
           Shares issued in reinvestment of distributions............      5,662,520        4,129,686
           Shares redeemed...........................................   (237,371,157)    (231,379,034)
           Changes from exercise of exchange privilege:
            Shares sold..............................................    229,922,027      409,804,995
            Shares redeemed..........................................   (180,229,848)    (376,961,240)
                                                                        -------------    -------------
           Net increase (decrease)...................................   $(29,760,192)      $9,317,388
                                                                        =============    =============


4. CAPITAL LOSS CARRYOVERS

At July 31, 1995, for tax purposes, the Fund had a capital loss carryover of $9,193 expiring in 2003. For tax purposes, the aggregate cost of securities are the same for financial statement purposes at July 31, 1995.

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales/maturities of securities for the year ended July 31, 1995 aggregated $580,758,587 and $620,148,166 respectively.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed daily at 1/584 of 1% (approximately 5/8 of 1% annually) of the net assets on the first $100 million, 1/730 of 1% (approximately 1/2 of 1% annually) of net assets in excess of $100 million up to $250 million, and 1/811 of 1% (approximately 45/100 of 1% annually) of net assets in excess of $250 million. The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. The Fund's expenses did not exceed these limitations; however, for the year ended July 31, 1995, Franklin Advisers, Inc. agreed in advance to waive $359,294 of the management fees.

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc., the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred for the year ended July 31, 1995 aggregated $237,642, of which $236,390 was paid to Franklin/Templeton Investor Services, Inc.

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. and/or Franklin/Templeton Investor Services, Inc., both wholly-owned subsidiaries of Franklin Resources, Inc.

On December 8, 1994, Franklin Resources, Inc. received approval from the Securities and Exchange Commission to purchase $500,000 in face value of unsecured Orange County Tax Revenue Anticipation Notes, 4.5%, 07/19/95 from the Fund at amortized cost of $501,752 plus accrued interest of $9,625.

7. CREDIT RISKS

Although the Fund has a diversified investment portfolio, it has investments in excess of 10% of its total net assets in the states of California, New York and Texas, which may subject the Fund more significantly to economic changes occurring in those states.

8. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year are as follows:

                                                                             Year Ended July 31,
                                                              1995       1994       1993       1992       1991
                                                             -------    -------    -------    -------    -------
Per Share Operating Performance
Net asset value at beginning of year..................      $1.00       $1.00      $1.00      $1.00      $1.00
                                                             -------    -------    -------    -------    -------
Net investment income.................................        .029        .020       .021       .031       .045
Distributions from net investment income..............       (.029)      (.020)     (.021)     (.031)     (.045)
                                                             -------    -------    -------    -------    -------
Net asset value at end of year........................      $1.00       $1.00      $1.00      $1.00      $1.00
                                                             =======    =======    =======    =======    =======

Total return+.........................................       2.98%       1.85%      2.08%      3.14%      4.65%

Ratios/Supplemental Data
Net assets at end of year (in 000's)..................      $173,123   $202,883   $193,565   $207,374   $249,214
Ratio of expenses to average net assets++.............        .65%        .65%       .69%       .70%       .70%
Ratio of net investment income to average net assets..       2.65%       1.84%      2.10%      3.15%      4.53%

+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends at net asset value.

++During the years indicated below, the Manager agreed in advance to waive a portion of its management fees incurred by the Fund. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:
                                                                      Ratio of Expenses
                                                                    to Average Net Assets
                                                                    --------------------
                          1991....................................       .71%
                          1992....................................       .75
                          1993....................................       .80
                          1994....................................       .81
                          1995....................................       .78




During this fiscal year, the Fund paid distributions from net investment income in the amounts shown in the Financial Highlights Table. The Fund hereby designates the total amount of these distributions as exempt-interest dividends under Section 852 (b)(5) of the Internal Revenue Code.


FRANKLIN TAX-EXEMPT MONEY FUND

Report of Independent Auditors



To the Shareholders and Board of Directors of Franklin Tax-Exempt Money Fund:

We have audited the accompanying statement of assets and liabilities of Franklin Tax-Exempt Money Fund (the Fund), including the statement of investments in securities and net assets, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Tax-Exempt Money Fund as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                    COOPERS & LYBRAND L.L.P.

San Francisco, California
August 31, 1995



                     This page intentionally left blank.



APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This bar chart shows the comparison between the fund's seven-day effective distribution rate of 3.09% and the seven-day effective taxable equivalent distribution rate of 5.12%.